UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

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CVD EQUIPMENT CORPORATION
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CVD EQUIPMENT CORPORATION

355 South Technology Drive

Central Islip, NY 11722

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 29, 2019

Dear Shareholders:

NOTICE IS HEREBY GIVEN, that the 2019 Annual Meeting of Shareholders of CVD Equipment Corporation (the “Company”) will be held at 10:00 A.M., Eastern Standard Time on October 29, 2019 at the Company’s headquarters located at 355 South Technology Drive, Central Islip, New York 11722. At the meeting, you will be asked to vote on:

1.	The election of five (5) directors to the Board of Directors of the Company to serve until the 2020 Annual Meeting of Shareholders;

2.	The ratification of MARCUM, LLP, certified public accountants (“MARCUM”) as the Company’s independent registered public accounting firm for the years ending December 31, 2019 and 2020;

3.	The approval of the advisory resolution supporting the compensation of our Named Executive Officers; and

4.	To transact such other and further business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 16, 2019 as the record date for determining shareholders who are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your vote is important to us. Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the Annual Meeting and vote your shares in person.

The foregoing items of business are more fully described in the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD OCTOBER 29, 2019:

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND REPORT ON FORM 10-K FOR THE PERIOD ENDING DECEMBER 31, 2018 IS AVAILABLE AT www.cvdequipment.com (CLICK ON THE PROXY STATEMENT LINK) OR  www.cvdproxy.com

By Order of the Board of Directors, /s/ Leonard A. Rosenbaum Leonard A. Rosenbaum Chairman, President and Chief Executive Officer

Dated: September 24, 2019

Central Islip, New York

CVD EQUIPMENT CORPORATION

355 South Technology Drive

Central Islip, NY 11722

PROXY STATEMENT

2019 ANNUAL MEETING OF SHAREHOLDERS

October 29, 2019

INTRODUCTION

This proxy statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of Directors of CVD Equipment Corporation, a New York corporation (the “Company”), of proxies for use at the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s headquarters at 355 South Technology Drive, Central Islip, New York 11722 at 10:00 A.M., Eastern Standard Time, on October 29, 2019, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy card is first being mailed on or about September 27, 2019 to all shareholders of the Company entitled to vote at the Annual Meeting (the “Shareholders”).

VOTING PROCEDURES AND SOLICITATION

Your Vote Is Important

Whether or not you plan to attend the Annual Meeting, please complete and return the enclosed proxy card. Your prompt voting may save the Company the expense of following up with a second mailing. A return envelope (postage paid if mailed in the United States) is enclosed for that purpose. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, (for example, as an officer of a corporation, guardian, executor, trustee or custodian) you should indicate your name, title or capacity.

Methods of Voting

You may vote by signing, dating and returning the enclosed proxy card, or by voting in person at the Annual Meeting. If you send in a proxy card, and also attend the Annual Meeting in person, the proxy holders will vote your shares as you instructed on your proxy card, unless you inform the Secretary at the Annual Meeting that you wish to vote in person.

Revoking a Proxy

You may revoke your proxy by:

■	Signing and returning another proxy card at a later date;

■	Sending written notice of revocation to the attention of the Secretary to:

CVD Equipment Corporation

355 South Technology Drive

Central Islip, NY 11722; or

■	Informing the Secretary and voting in person at the Annual Meeting.

To be effective, a later-dated proxy or written revocation must arrive at the above address before the start of the Annual Meeting.

Proxy Solicitation

The enclosed proxy card is being solicited on behalf of the Board of Directors of the Company. The Company will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, the Company’s directors, officers and employees may, without being additionally compensated, solicit proxies by telephone, fax or other electronic means. The Company has requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of the Company’s common stock. No additional compensation will be paid for such solicitation. The Company does not expect to employ anyone else in the solicitation of proxies.

How Proxy Cards Are Voted

The proxy holders named on the proxy card are Leonard Rosenbaum, the Company’s Chairman, President and Chief Executive Officer, and Thomas McNeill, the Company’s Chief Financial Officer and Secretary. Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all, some or none of our director nominees. You may also vote for or against the other proposals or abstain from voting. The proxy holders will vote shares according to the shareholder instructions on the proxy card. If a signed proxy card does not contain instructions, then the proxy holders will vote the shares (1) “FOR” the election of each of the director nominees listed on the card; (2) “FOR” ratifying the appointment of MARCUM as the Company’s independent public accountants for the years ending December 31, 2019 and 2020; (3) “FOR” the non-binding advisory resolution supporting the compensation of our Named Executive Officers; and (4) in their discretion, on any other business that may properly come before the meeting.

Broker Non-Votes

Under the rules that govern brokers and nominees who have record ownership of shares that are held in “street name” for accountholders (who are the beneficial owners of the shares), a broker non-vote occurs when a Shareholder who holds his or her shares through a broker and the broker does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Broker non-votes count for quorum purposes but not for voting purposes. It is important that you instruct your broker how to vote shares held by you in street name using the voting instruction form provided by your broker. At the Annual Meeting, only the ratification of the appointment of MARCUM as the Company’s independent registered public accounting firm for the years ending December 31, 2019 and 2020 (Proposal No. 2) is considered “routine” under the applicable rules. Accordingly, brokers and nominees will not have discretionary authority to vote on the election of directors to our Board (Proposal No. 1) and the non-binding advisory resolution on the compensation of our Named Executive Officers (Proposal No. 3).

Quorum and Votes Required

A majority of the outstanding shares of common stock entitled to vote represented at the Annual Meeting in person or by proxy constitute a quorum. Only votes “FOR” or “AGAINST” a proposal count. Abstentions and broker non-votes will count towards the quorum but not for voting purposes.

Directors are elected by a plurality of the votes cast, so the five (5) nominees receiving the most votes will be elected. Shareholders who do not wish to vote for one or more of the individual nominees may withhold authority as directed in the proxy card.

The proposal to ratify the appointment of the independent auditors for the years ending December 31, 2019 and 2020 and to approve the non-binding advisory resolution supporting the compensation of our Named Executive Officers each require the affirmative vote of the holders of a majority of votes cast at the Annual Meeting by holders of shares entitled to vote thereon (A majority of votes cast means that the number of votes cast “for” a proposal must exceed the number of votes cast “against” that proposal).

Abstentions and broker non-votes are counted to determine whether a quorum is present at the Annual Meeting but are not counted as a vote in favor of or against a particular matter.

Voting Rights, Shares Outstanding and Votes Per Share

Holders of common stock at the close of business on the record date of September 16, 2019 are entitled to vote at the Annual Meeting.

As of the close of business on September 16, 2019, there were 6,555,570 shares of common stock outstanding.

Each share of common stock is entitled to one vote on each matter submitted to the Shareholders at the Annual Meeting.

No Dissenter’s Rights

Shareholders are not entitled to dissenter’s rights of appraisal with respect to the proposals being voted on.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to Shareholders may have been sent to multiple Shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you contact the Secretary at the following address or telephone number: CVD Equipment Corporation, 355 South Technology Drive, Central Islip, NY 11722; telephone: (631) 981-7081. In addition, copies of both documents may be obtained from our website www.cvdequipment.com (click on the proxy statement link) or at www.cvdproxy.com). If you want to receive separate copies of the proxy statement or the annual report to Shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

PROPOSAL 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

At the time of the Annual Meeting, the Board of Directors will consist of six directors. As previously disclosed, on August 22, 2019, Robert M. Brill announced he will be retiring as a director at this upcoming Annual Meeting. Based on a review of the size of the Board, as well as the Company's focus on streamlining operating expenses, the Nominating, Governance, and Compliance Committee has determined that commencing with the 2019 Annual Shareholder Meeting, the Board size would be reduced to a total of five Directors, of which three would be independent. As such, the remaining five (5) incumbent directors are seeking to be re-elected at the Annual Meeting to serve until the next Annual Meeting or Special Meeting of Shareholders at which a new Board of Directors is elected and until their successors shall have been elected and qualified. The accompanying proxy card will be voted in favor of the persons named below to serve as directors, unless the Shareholder indicates to the contrary on the proxy card. Each of the nominees is currently one of the Company’s directors. See “Information Regarding Executive Officers and Directors” for biographical information as to each nominee.

The Nominating, Governance and Compliance Committee of the Board of Directors has nominated Leonard A. Rosenbaum, Martin J. Teitelbaum, Conrad J. Gunther, Lawrence J. Waldman and Raymond A. Nielsen for election as the Company’s directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FIVE NOMINEES PROPOSED BY THE NOMINATING, GOVERNANCE AND COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS.

Information Regarding our Board of Directors

Our Certificate of Incorporation and Bylaws provide for our Company to be managed by or under the direction of the Board of Directors.  Under our Certificate of Incorporation and Bylaws, the number of directors shall not be less than five (5) nor more than eleven (11), as fixed from time to time by the Board of Directors.   Our Board of Directors currently consists of six (6) directors, four (4) of which have been determined to be “independent” as defined by the applicable rules of the NASDAQ Capital Market. These “independent” directors are Messrs. Gunther, Waldman, Nielsen and Brill. Consistent with the requirements of the NASDAQ Capital Market, we require that a majority of our Board of Directors be “independent” directors. The Company’s common stock is listed on the NASDAQ Capital Market under the trading symbol “CVV”. The Company is a “smaller reporting company” within the meaning of Item 10(f)(1) of Regulation S-K.

The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and additionally as required. Written or electronic materials are distributed in advance of meetings as a general rule and our Board of Directors schedules meetings with, and presentations from, members of our senior management on a regular basis and as may be required from time to time.

Directors are elected at the Annual Meeting and hold office until our next Annual Meeting and until their successors are elected and qualified. Officers are appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

The Board of Directors held eight (8) meetings during the 2018 fiscal year. All of the directors, at that time, attended at least 75% of the meetings of the Board of Directors and of the committees on which they served. We encourage all members of the Board of Directors to attend the Annual Meetings; however, there is no formal policy as to their attendance. At last year’s Annual Meeting of Shareholders, all of the members of the Board of Directors attended the meeting.

Director Service On Other Boards

Lawrence J. Waldman has served as a director of Apyx Medical Corporation, formerly Bovie Medical Corporation since 2011 and is currently the Chair of the Audit Committee and Lead Independent Director of its Board of Directors. Mr. Waldman also serves as a member of the Board of Directors of Comtech Telecommunications Corp. since August of 2014, and has served as the Chairman of the Audit Committee since December 2015. Mr. Waldman is also the Chair of the Supervisory Committee of Bethpage Federal Credit Union.

Raymond A. Nielsen has been a member of the Board of Directors of Bridgehampton National Bank and Bridge Bancorp Inc., its parent holding company since 2013. He currently serves on the Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee as well as on the ALCO and Loan Committees and the Compliance BSA & CRA Committee.

Legal Proceedings Involving Directors

There were no legal proceedings required to be disclosed hereunder involving the nominees to the Board of Directors in the past ten years.

Board Leadership and Lead Independent Director

The Board has no formal policy with respect to separation of the positions of Chairman and CEO or with respect to whether the Chairman should be a member of management or an independent director, and believes that these are matters that should be discussed and determined by the Board from time to time.  Currently, Leonard A. Rosenbaum serves as our Chairman, President and CEO. Given the fact that Mr. Rosenbaum, in his capacity as our President and CEO, is tasked with the responsibility of implementing our corporate strategy, we believe he is best suited for leading discussions, at the Board level, regarding performance relative to our corporate strategy, and this discussion accounts for a significant portion of the time devoted at our Board meetings. The Board of Directors believes that the independent directors have been effective in acting collaboratively to provide effective oversight of management. Moreover, in addition to feedback provided during the course of Board and committee meetings, the independent directors have regular executive sessions. Following an executive session, the independent directors communicate any relevant feedback to our CEO and CFO and provide input with regard to any agenda items for Board meetings.

To further improve its governance and oversight, the Board has created the position of Lead Independent Director and the independent directors of the Board have elected Lawrence J. Waldman to serve in that capacity. Mr. Waldman has served as an independent director since 2016, and devotes significant time to understanding our business and communicating with members of management and the Board between formal meetings. He also assists with the Company’s communication efforts, by communicating with shareholders to answer questions and to provide perspective on the Company’s business and performance, and governance practices.

Our Lead Independent Director’s specific duties and responsibilities include:

●	Presiding at meetings of the Board in the absence, or upon the request, of the Chairman.
●

Presiding at executive sessions of the independent directors with authority to call additional executive sessions or meetings of the independent directors, and communicating with CVD’s CEO, as appropriate, concerning matters arising from such executive sessions.

●	Approving Board meeting dates and agendas
●	Previewing information packages provided to directors and, in consultation with the Chairman, recommending matters to be considered by the Board.
●	Serving as a liaison between the Board’s independent directors on the one hand, and the Chairman, CEO and other members of senior management on the other hand.
●	Evaluating, along with the members of the Executive Compensation Committee of the Board, the performance of the Company’s CEO.

Risk Management Oversight

Our management is responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. The Board’s responsibility is to monitor our risk management processes concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The Board has played, and continues to play, a very active role in providing on-going oversight to management in identifying and managing the material risks we face.

While the Board periodically reviews and discusses the overall risks we face, as well as risk management and mitigation in the context of specific plans or projects being proposed or implemented, the Board also exercises its overall responsibility for risk oversight through its committees. The Audit Committee of the Board is primarily responsible for overseeing management’s processes for managing financial and operational risk in the Company. The Audit Committee also has primary responsibility at the Board level with respect to overseeing the management of risks relating to the reliability of our financial reporting processes and system of internal controls. In connection with that responsibility, the Audit Committee has sole authority to retain and terminate the independent registered public accounting firm and is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm. The Audit Committee meets with management and the independent registered public accounting firm to review and discuss the annual audited and quarterly unaudited financial statements and reviews the integrity of our accounting and financial reporting processes and audits of our financial statements.

Similarly, the Compensation Committee of the Board oversees risks associated with its areas of responsibility, including the risks associated with our compensation programs, policies and practices with respect to both executive compensation, non-employee director compensation, and compensation generally. The Nominating, Governance and Compliance Committee of the Board oversees the process, qualifications or director candidates, and risks associated with the nomination of members of the Board and committees thereof and periodically analyzes corporate governance practices in order to assist the Board in its risk oversight activities.

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names, ages and positions within the Company of each of our directors, and executive officers.

Name	Age	Position(s) with the Company
Leonard A. Rosenbaum	73	Chairman of the Board of Directors, Chief Executive Officer and President
Martin J. Teitelbaum	69	Director and Assistant Secretary, General Counsel
Conrad J. Gunther	73	Director and Chairman-Compensation Committee
Lawrence J. Waldman	72	Independent Lead Director and Chairman-Audit Committee
Raymond A. Nielsen	68	Director and Chairman- Nominating, Governance and Compliance Committee
Robert M. Brill (1)	72	Director
Thomas McNeill	56	Chief Financial Officer, Secretary and Treasurer
Steven Aragon	58	Chief Operating Officer
Karlheinz Strobl	59	Vice President Business Development
Kevin R. Collins	53	Vice President General Manager-SDC Division
Emmanuel Lakios	58	Vice President Sales and Marketing

(1)	On August 22, 2019, Robert M. Brill announced he will be retiring as a director at this upcoming Annual Meeting.

Business Experience:

The principal occupation and business experience of each of the directors and executive officers are as follows:

Leonard A. Rosenbaum

Biography

Leonard A. Rosenbaum founded the Company in 1982 and has been our President, Chief Executive Officer and has served as Chairman of the Board of Director since that time. From 1971 until 1982, Mr. Rosenbaum was President, Director and a principal shareholder of Nav-Tec Industries, a manufacturer of semiconductor processing equipment similar to the type of some of the equipment that we currently manufacture. From 1966 to 1971, Mr. Rosenbaum was employed by a division of General Instrument Corporation, a manufacturer of semiconductor materials and equipment.

Director Qualifications

Mr. Rosenbaum brings to his director role a deep knowledge of the Company’s history, strategies, technology and culture. He has very substantial experience in our industry and business, which enables him to provide valuable leadership and insight on strategic and complex business issues.

Martin J. Teitelbaum

Biography

Martin J. Teitelbaum has served as a member of our Board of Directors since 1985 and as our in-house General Counsel since May 16, 2011. Mr. Teitelbaum is an attorney, who prior to May 16, 2011, conducted his own private practice, the Law Offices of Martin J. Teitelbaum. Prior to establishing his own firm in 1988, Mr. Teitelbaum was a partner at Guberman and Teitelbaum from 1977 to 1987. In addition, Mr. Teitelbaum currently acts as our Assistant Secretary. Mr. Teitelbaum earned a B.A. in Political Science from the State University of New York at Buffalo and a Juris Doctor from Brooklyn Law School. Mr. Teitelbaum had been the Company’s outside general counsel for many years prior to joining CVD on a full-time basis and his legal expertise makes him an asset to the Company’s Board of Directors.

Director Qualifications

Having served as a member of our Board of Directors since 1985, Mr. Teitelbaum brings years of business and legal experience and risk management, including his in-depth knowledge of our business, operations and industry.

Conrad J. Gunther

Biography

Conrad J. Gunther has served as a member of our Board of Directors since 2000. Mr. Gunther has extensive experience in mergers and acquisitions and raising capital through both public and private means. He has been an executive officer and director of several banks, both public and private, and has served on the boards of two other public companies. He most recently served on the board of GVC Venture Corp., a public company from June 2004 until it merged with the Halo companies in September 2009. Since January 2008, Mr. Gunther has served as an Executive Vice President and Senior Loan Officer for Community National Bank, a Long Island, New York based commercial bank, where he is responsible for all commercial lending.

Director Qualifications

Mr. Gunther’s prior service on the boards of two other public companies together with his extensive experience in the banking industry, gives him a broad base of business and financial experience which he applies to his service as a director.

Lawrence J. Waldman

Biography

Lawrence J. Waldman was appointed a member of the Board of Directors on October 5, 2016 and serves as Chairman of the Audit Committee as well as the Lead Independent Director. Mr. Waldman has over forty years of experience in public accounting. He joined First Long Island Investors LLC, an investment and wealth management firm, as a Senior Advisor in May 2016. Prior to that Mr. Waldman served as an advisor to the accounting firm of EisnerAmper LLP, where he was previously the Partner-in-Charge of Commercial Audit Practice Development for Long Island since September 2011. Prior to joining EisnerAmper LLP, Mr. Waldman was the Partner-in-Charge of Commercial Audit Practice Development for Holtz Rubenstein Reminick, LLP from July 2006 to August 2011. Mr. Waldman was the Managing Partner of the Long Island office of KPMG LLP from 1994 through 2006, the accounting firm where he began his career in 1972. Mr. Waldman has served as a director of Apyx Medical Corporation, formerly Bovie Medical Corporation, since 2011 and he is currently the Chair of the Audit Committee and Lead Independent Director of the Board. Mr. Waldman has served as a member of the Board of Directors of Northstar/RXR Metro Income Fund, a non-traded Real Estate Investment Trust, and has served as a member of its audit committee from 2014 until October of 2018. Mr. Waldman was elected to the Board of Directors of Comtech Telecommunications Corp. in August of 2015, and since December 2015, serves as Chair of its Audit Committee. Mr. Waldman is also the Chair of the Supervisory Committee of Bethpage Federal Credit Union. Mr. Waldman previously served as a member of the State University of New York's Board of Trustees and as chair of its audit committee. He also previously served as the Chairman of the Board of Trustees of the Long Island Power Authority and as Chair and a member of the finance and audit committee of its Board of Trustees. Mr. Waldman is a Certified Public Accountant.

Director Qualifications

Mr. Waldman has significant experience leading public accounting firms, and his extensive experience serving on business, industry and civic boards allows him to bring a diverse perspective and experience, as well as a financial and accounting background to the Board.

Raymond Nielsen

Biography

Raymond Nielsen was appointed a member of the Board of Directors on October 5, 2016. Mr. Nielsen was the Director of Finance for The Beechwood Organization until January 2019 and has been responsible for Project and Corporate Finance including Strategic Planning Initiatives since 2014. He has been a member of the Board of Directors of Bridgehampton National Bank and Bridge Bancorp Inc., its Parent holding company since 2013, serving on the Compensation Committee, Corporate Governance & Nominating Committee, ALCO, Loan, and the Compliance, BSA & CRA Committees. Mr. Nielsen is the former CEO of Reliance Federal Savings Bank and Herald National Bank, and a 45 year veteran of the banking industry. Mr. Nielsen also served as a Director of North Fork Bancorporation and its subsidiary North Fork Bank for 6 years where he chaired both the Compensation Committee and Audit Committee as well as having served as Lead Independent Director.

Director Qualifications

Mr. Nielsen’s extensive public company, banking and real estate development experience provide a valuable resource to the Board of Directors and Executive Management.

Robert M. Brill

Biography

Robert M. Brill was appointed a member of the Board of Directors on April 12, 2018. Dr. Brill is a co-founder and managing partner of Newlight Management since 1997, which manages venture capital funds that focus on early stage technology companies. Prior to co-founding Newlight, Dr. Brill was a general partner of Poly Ventures, a Long Island based venture capital fund. Newlight and Poly Ventures have collectively invested in over 50 private companies including Long Island based Fatwire, Invision and Globecomm. He is a member of the Board of Directors of the L.I. Angel Network, the L.I. High Tech Incubator and several private companies. Prior to joining Poly Ventures, Dr. Brill was a successful turnaround CEO at both private and public companies. Dr. Brill served as General Manager of Harris Corporation’s CMOS microprocessors. He also held various technical and management positions at IBM’s semiconductor operation. Dr. Brill holds a PhD in nuclear physics from Brown University and a B.A. and B.S. in engineering physics from Lehigh University. He is a member of Phi Beta Kappa and Tau Beta Pi. He is a founding member of the Technical Advisory Board of the Semiconductor Research Corporation and was elected to the L.I. Technology Hall of Fame. He holds multiple patents and invention disclosures. On August 22, 2019, Robert M. Brill announced he will be retiring as a director at this upcoming Annual Meeting.

Thomas McNeill

Thomas McNeill was appointed as the Company’s Chief Financial Officer, Secretary and Treasurer effective as of March 4, 2019. Mr. McNeill has been a Chief Financial Officer ("CFO") since 1996 and has seventeen years' of SEC reporting experience with two public companies, as well as a full range of financial and operational experience. Since April 2015, he has been CFO at Century Direct, LLC, a printing and mailing company serving the direct mail marketing industry. From November 2014 to April 2015, he was a consultant at Mailmen Inc. until its assets were purchased by Century Direct, LLC. Mr. McNeill was CFO/COO at Nina McLemore from July 2013 to June 2014, a woman's retail apparel Company. On the Public reporting side, he was CFO at DineWise, Inc. from April 2006 to April 2013, a direct to consumer prepared frozen foods company, and from October 1996 to April 2006, was CFO at Global Payment Technologies, Inc., a hi-tech manufacturing and engineering company. Mr. McNeill is a Certified Public Accountant who began his career at KPMG, achieving the position of audit manager. Mr. McNeill holds a BBA in accounting from Hofstra University.

Steven Aragon

Dr. Steven Aragon was appointed Chief Operating Officer by the Board of Directors on October 20, 2014. Dr. Aragon has over 25 years of thin-film process, materials, and system expertise applied to photovoltaic, optical, electronic, and magnetic device fabrication. He received his Ph.D. in Physical Chemistry from the University of California, Santa Cruz, in 1990 and his MBA from Santa Clara University in 1996. He is the holder of five process equipment design patents. Dr. Aragon was a co-founder of Optimus Energy Systems International Inc. and served as its Chief Technical Officer and Senior Vice-President – Engineering from November 2011 to October 2014. From June 2008 to October 2011, he has also served as Vice-President – Engineering at Stion Corp of San Jose, California, a maker of nanostructure-based CIGS (copper indium gallium sulphur-diselenide) thin-film photovoltaic panels and as the Vice President – Engineering at Day Star Technologies Inc. from June 2001 to June 2008.

Karlheinz Strobl

Dr. Karlheinz Strobl has been the Vice President of Business Development since October 2007. From 1997 to 2007, he was the founder and President of eele Laboratories, LLC, a technology and manufacturing solutions development company for a novel Light Engine for the video and data projection display market. Dr. Strobl holds over 14 patents and earned an MBA from Boston University, a PhD from the University of Innsbruck and an MS from both the University of Innsbruck and the University of Padova. He has also worked at the Max Planck Institute and at Los Alamos National Laboratory.

Kevin R. Collins

Prior to his appointment as Vice President General Manager-SDC Division in 2013, Mr. Collins served as the General Manager of the SDC Division since 1999. From 1990 to 1999 he was employed by Stainless Design Corp. as Manager of Field Operations and Product Development Advisor. Mr. Collins attended Columbia University School of Engineering and Applied Science.

Emmanuel Lakios

Mr. Lakios has over thirty (30) years of experience serving the semiconductor, data storage and optical device industries and is the holder of several patents in the field of process equipment and device structure. From 2015 until earlier this year, Mr. Lakios was the President and Chief Executive Officer at Sensor Electronic Technology, Inc., overseeing that company’s transition from R&D to a leading global commercial UV LED supplier. From 2003 to 2011 he was the Executive Vice President of Field Operations and President and Chief Operating Officer at Imago Scientific, bringing it from pre-revenue to a commercial leadership position in the 3D atomic scale tomography field. Mr. Lakios was previously employed at Veeco Instruments Inc. from 1984 until 2003, where he held several positions, including President of the Process Equipment Group and Executive Vice President of Field Operations. He has been involved in several acquisitions and numerous product line launches. He received his BE in Mechanical Engineering with focus in Material Science from SUNY Stony Brook in 1984.

COMMITTEES OF OUR BOARD OF DIRECTORS

We have a standing Audit Committee, Compensation Committee, and Nominating, Governance and Compliance Committee.

Audit Committee. The Audit Committee assists the full Board of Directors in its general oversight of our financial reporting, internal controls, and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The Audit Committee reviews and discusses with management and our independent accountants the annual audited and quarterly financial statements, reviews the integrity of the financial reporting processes, both internal and external, reviews the qualifications, performance and independence of our independent accountants and prepares the Audit Committee Report included in the Company’s Annual Report on Form 10-K in accordance with rules and regulations of the Securities and Exchange Commission. The Audit Committee Charter gives the Audit Committee broad discretion in conducting investigations relating to, among other things, financial integrity, risk management and internal controls and has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

Our Audit Committee presently consists of four independent members of the Board of Directors, Lawrence J. Waldman (Chairperson), Conrad J. Gunther, Raymond A. Nielsen and Robert M. Brill. As a smaller reporting company, we are required to have at least two independent members comprising our Audit Committee in accordance with Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the NASDAQ Capital Market. Our Board of Directors has determined that Messrs. Gunther, Waldman, Nielsen and Brill are “independent” under Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules of the NASDAQ Capital Market. Both Mr. Gunther and Mr. Waldman qualify as “financial experts” (as defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act), for the Committee. The Audit Committee meets as often as it determines necessary but not less frequently than once every fiscal quarter. During the fiscal year ended December 31, 2018, the Audit Committee held five (5) meetings. All of the then committee members attended at least 75% of such meetings. A copy of the Audit Committee Charter will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary. A copy of the Audit Committee Charter is available on the Company’s website at www.cvdequipment.com.

Compensation Committee. The Compensation Committee currently consists of Conrad J. Gunther (Chairperson), Lawrence J. Waldman, Raymond A. Nielsen and Robert M. Brill. The Compensation Committee has broad discretion in determining the persons to whom equity incentives are to be granted and the terms and conditions of the award, including the type of award, the exercise price and term and restrictions and forfeiture conditions. The Committee also reviews, approves and makes recommendations regarding our compensation policies, practices and procedures. With respect to executive officer compensation, the Compensation Committee receives recommendations and information from senior management. Mr. Rosenbaum, the Company’s President and Chief Executive Officer, and the Compensation Committee annually review the performance of the Company’s executive officers and Mr. Rosenbaum participates in Committee deliberations regarding the compensation of executive officers and senior management. Mr. Rosenbaum does not participate in the review or deliberations regarding his own compensation. Management provides the Committee with recommendations, data and information regarding the compensation of the Company’s executive officers and senior management. The Compensation Committee has the authority to select and retain compensation consultants, outside counsel and other advisors in its sole discretion and to approve their fees and other retention terms. All of the members of the Compensation Committee currently qualify as independent under the rules of the NASDAQ Capital Market. During the fiscal year ended December 31, 2018, the Compensation Committee held two (2) meetings. All of the committee members attended at least 75% of such meetings. The Compensation Committee did not utilize the services of a compensation consultant during the 2018 fiscal year.

A copy of the Compensation Committee Charter is available on the Company’s website at www.cvdequipment.com and will be provided without charge to any person upon written request to the Company’s address to the attention of the Secretary.

Nominating, Governance and Compliance Committee. The Nominating, Governance and Compliance Committee presently consists of Raymond A. Nielsen (Chairperson), Conrad J. Gunther, Lawrence J. Waldman and Robert M. Brill. This Committee’s role is to make recommendations to the full Board of Directors as to the size and composition of the Board of Directors and to make recommendations as to particular nominees. All of the members of the Nominating, Governance and Compliance Committee currently qualify as independent under the rules of the NASDAQ Capital Market. During the fiscal year ended December 31, 2018, the Nominating, Governance and Compliance Committee held one (1) meeting. All of the committee members attended at least 75% of such meetings.

The Nominating, Governance and Compliance Committee may consider candidates recommended by shareholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating Governance and Compliance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the shareholders. The Nominating, Governance and Compliance Committee annually reviews and makes recommendations to the Board regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes, and personal and professional backgrounds needed by the Board, consistent with applicable regulatory requirements.

The Nominating, Governance and Compliance Committee believes that all directors, including nominees, should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of our shareholders.  The Nominating, Governance and Compliance Committee will consider criteria including the nominee’s current or recent experience as a senior executive officer, whether the nominee is independent, as that term is defined in existing independence requirements of the NASDAQ Stock Market and the Securities and Exchange Commission, the business, scientific or engineering experience currently desired on the Board, geography, the nominee’s industry experience, and the nominee’s general ability to enhance the overall composition of the Board.

The Nominating, Governance and Compliance Committee does not have a formal policy on diversity; however, in recommending directors, the Board and the Committee consider the specific background and experience of the Board members and other personal attributes in an effort to provide a diverse mix of capabilities, contributions and viewpoints which the Board believes enables it to function effectively as the Board of Directors of a company with our size and nature of business.

A copy of the Nominating, Governance and Compliance Committee Charter is available on the Company’s website at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

Meetings of Independent Directors. Members of the Board of Directors who are “independent” as defined in Rule 5605(a)(2) of the NASDAQ rules hold meetings periodically without persons who are members of management present. There were eight (8) meetings held during the fiscal year ended December 31, 2018.

Shareholder Communications

The Board of Directors provides a process by which shareholders may communicate with the Board, including our independent directors. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to any director or the entire Board of Directors of CVD Equipment Corporation, c/o Secretary, 355 South Technology Drive, Central Islip, NY 11722. All mail received at the above address that is addressed to the Board of Directors or any individual director will be relayed by the Company to the Board of Directors or individual director. On a periodic basis, all such communications will be compiled by the Secretary and submitted to the Board of Directors or the individual director whom the communications are addressed.

Code of Conduct and Ethics

The Board of Directors has adopted a Corporate Code of Conduct and Ethics, which applies to all directors, officers and employees, including the Company’s principal executive officer and principal financial officer. A copy of the Code of Conduct and Ethics is available on the Company’s web site at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 16, 2019 information regarding the beneficial ownership of the Company’s common stock by (a) each person who is known to the Company to be the owner of more than five percent of the Company’s common stock, (b) each of the Company’s directors, (c) each of the named executive officers, (d) all directors and executive officers and executive employees as a group and (e) all owners of more than five percent of the Company’s common stock as a group. For purpose of this table, a person or group of persons is deemed to have beneficial ownership of any shares that such person has the right to acquire within 60 days of September 16, 2019.

Name and Address of Beneficial Owner (1)	Amounts and Nature of Beneficial Ownership (2)		Percent of Class
Leonard A. Rosenbaum	831,368	(3)	12.7%
Martin J. Teitelbaum	78,107	(4)	1.2
Conrad J. Gunther	66,388	(5)	1.0
Lawrence J. Waldman	15,350	(6)	*
Raymond A. Nielsen	13,100	(7)	*
Dr. Robert M. Brill	9,425	(8)	*
Thomas McNeill	-	(9)	*
Steven Aragon	91,649	(10)	1.4
Karlheinz Strobl	122,721	(11)	1.9
Kevin R. Collins	80,441	(12)	1.2
Emmanuel Lakios	29,510	(13)	*

Directors and executive officers and executive employees as a group (eleven persons)	1,338,059		20.4%

_________________________________

*Less than 1% of the outstanding common stock or less than 1% of the voting power.

(1)	The address of Messrs. Rosenbaum, Teitelbaum, Gunther, Waldman, Nielsen, Brill,

McNeill, Aragon, Strobl and Lakios is c/o CVD Equipment Corporation. 355 South Technology Drive, Central Islip, NY 11722. The address of Mr. Collins is c/o Stainless Design Concepts, 1117 Old Kings Highway, Saugerties, NY 12477.

(2)	All of such shares are owned directly with sole voting and investment power, unless otherwise noted below.

(3)	Does not include 800 shares of unvested restricted stock units.

(4)	Includes 2,000 shares held by Mr. Teitelbaum’s wife as to which beneficial ownership thereof is disclaimed by Mr. Teitelbaum. Does not include 800 shares of unvested restricted common stock units.

(5)	Does not include options to purchase 15,000 shares of our common stock. Does not include 2,100 shares of unvested restricted common stock.

(6)	Does not include options to purchase 15,000 shares of our common stock. Does not include 2,850 shares of unvested restricted common stock.

(7)	Does not include options to purchase 15,000 shares of our common stock. Does not include 2,100 shares of unvested restricted common stock.

(8)	Does not include options to purchase 15,000 shares of our common stock. Does not include 2,275 shares of unvested restricted common stock.

(9)	Does not include 10,000 shares of unvested restricted common stock.

(10)

Does not include options to purchase 20,000 shares of our common stock. Does not include 800 shares of unvested restricted common stock. Includes 80,000 vested options to purchase shares of common stock.

(11)	Does not include 800 shares of unvested restricted common stock units.

(12)	Does not include 800 shares of unvested restricted common stock units.

(13)

Does not include unvested options to purchase 60,000 shares of our common stock. Does not include 600 shares of unvested restricted common stock units. Includes 40,000 vested options to purchase shares of common stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid to our chief executive officer, chief financial officer, chief operating officer and one other highly compensated officer, our “named executive officers,” for the years ended December 31, 2018 and 2017.

				Option	Stock	All Other
Name and Principal Position	Year	Salary($)	Bonus ($)	Awards	Awards($)	Compensation		Total ($)
				(1)	(1)

Leonard A. Rosenbaum	2018	314,008	--	--	21,912	11,923	(2)	347,843
President and Chief	2017	302,742	22,500	--	21,936	197,948	(2)	545,126
Executive Officer

Glen R. Charles (3)	2018	165,481	--	--	21,912	9,519	(2)	196,912
Former Secretary and Chief	2017	157,981	20,000	--	21,936	-		199,917
Financial Officer

Steven Aragon	2018	185,866	--	--	46,912	7,115	(2)	239,893
Chief Operating Officer	2017	181,731	20,000	--	46,936	-		248,667

Martin J. Teitelbaum	2018	277,170	--	--	21,912	-		299,082
General Counsel and	2017	265,074	20,000	--	21,936	-		307,010
Assistant Secretary

Thomas McNeill (4)	2018	--	--	--	--	-		--
Chief Financial Officer, Treasurer, and Secretary	2017	--	--	--	--	-		--

__________________________________

(1)

Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown reflect the total remaining compensation on restricted stock and options awards granted that have not previously been shown, as determined pursuant to ASC 718. The assumptions used to calculate the value of stock and option awards are set forth under Note 11 of the Notes to Consolidated Financial Statements in the Company’s Form 10-K for the year ended December 31, 2018. These columns represent the grant date fair value of the awards as calculated in accordance with FASB ASC 718 (Stock Compensation). Pursuant to SEC rule changes effective February 28, 2010, we are required to reflect the total grant date fair values of the option grants in the year of grant, rather than the portion of this amount that was recognized for financial statement reporting purposes in a given fiscal year which was required under the prior SEC rules, resulting in a change to the amounts reported in prior Annual Reports.

(2)	Represents payment for accrued and unused vacation time.

(3)	Glen Charles’ last day of employment with the company was March 1, 2019.

(4)	Effective March 4, 2019, Thomas McNeill was appointed CFO, Secretary and Treasurer.

Outstanding Equity Awards at Year-End

The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2018.

	OPTION AWARDS				STOCK AWARDS

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested	Equity Incentive Awards: Number of Unearned Shares or units that have not Vested	Equity Incentive Plan Awards: Market or payout value of Unearned Shares or units that have not Vested

Leonard A. Rosenbaum	-	-	-	-	-	-	3,049 (1)	$10,824

Steven Aragon	100,000	100,000	$11.17	Various(3)	-	-	2,687 (2)	$9,539

Glen R. Charles (4)	-	-	-	-	-	-	2,687 (4)	$9,539

Martin J. Teitelbaum	5,310 1,400	-	4.25 7.90	1/15/2020 1/15/2021	-	-	2,687 (2)	$9,539

Thomas McNeill (5)	-	-	-	-	-	-	-	-

(1)	Restricted stock units vest as to 1,449 shares on July 1, 2019 and 800 shares respectively on October 1, 2019 and October 1, 2020.

(2)	Restricted stock units vest as to 1,087 shares on July 1, 2019 and 800 shares respectively on October 1, 2019 and October 1, 2020.

(3)	Options vest as to 20,000 shares on October 20 each year consecutively through 2019 and expire 10 years from date of issuance.

(4)

Glen Charles resigned as CFO of the company as of the close of business on March 1, 2019. Pursuant to a separation agreement, all Options became fully vested and exercisable. In addition, Mr. Charles received a payment of $25,000 in connection with the separation agreement.

(5)	Effective March 4, 2019, Thomas McNeill was appointed CFO, Secretary and Treasurer.

Director Compensation

The following table details fiscal 2018 compensation paid to our non-employee directors.

Name	Fees Earned or Paid in Cash	Option Awards (1)	Restricted Stock (1)	Total

Conrad J. Gunther	23,000	-	30,856	$53,856
Lawrence J. Waldman	20,000	-	30,856	$50,856
Raymond A. Nielsen	20,000	-	30,856	$50,856
Dr. Robert Brill	15,000	-	23,218	$38,218

(1)

Amounts shown do not necessarily reflect compensation actually received by the named director. Instead, the amounts shown are the compensation costs recognized by CVD in fiscal 2018 for awards as determined pursuant to ASC 718. The assumptions used to calculate the value of option awards are set forth under Note 11 of the Notes to Consolidated Financial Statements.

On May 9, 2016, the Board of Directors adopted a Director Compensation Plan for all non-employee directors, which retroactively from January 1, 2016, provided for annual compensation of approximately fifty thousand dollars ($50,000) to each non-employee director in a combination of 40% cash and 60% stock grant.

On December 14, 2018, the Board of Directors approved a new Director Compensation Plan for all non-employee directors which is effective January 1, 2019 and provides for additional compensation to Committee Chairs as well as for the Independent Lead Director and ranging from amounts from $5,000 to $30,000 in a combination of cash and stock grants.

Equity Compensation Plans

The following table provides information about shares of our common stock that may be issued upon the exercise of options or the grant of restricted stock under all of our existing compensation plans as of December 31, 2018.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	407,930	$11.74	660,410

Equity compensation plans not approved by security holders	---	N/A	---

Total	407,930	$11.74	660,410

(1)	Reflects aggregate options and restricted stock awards outstanding under our 2001 Stock Option Plan, 2007 Share Incentive Plan, and 2016 Equity Incentive Plan, (all as defined below).

(2)	Calculation is exclusive of the value of any unvested restricted stock awards.

Our Stock Option Plans

The Company maintains one stock option plan, one share incentive plan and one equity incentive plan.

2001 Stock Option Plan. In November 2006, we registered a non-qualified stock option plan (the “2001 Plan”). Shareholders approved the 2001 Plan in July 2001, covering key employees, officers, directors and other persons that may be considered as service providers to the Company. Options may be awarded under the 2001 Plan by the Board of Directors or by a committee appointed by the Board of Directors. Under the 2001 Plan, an aggregate of 300,000 shares of our common stock were reserved for issuance or transfer upon the exercise of options which are granted. Unless otherwise provided in the option agreement, options granted under the 2001 Plan are exercisable in 25% installments commencing one year from the anniversary date of the grant. The purchase price of the common stock under each option granted under the 2001 Plan was established by the Board of Directors provided, that the exercise price per share could not be less than the closing price of the Company’s common stock on the date the option is granted. The stock options generally expire five to ten years after the date of grant. As of December 31, 2018, there were options to purchase 22,930 shares outstanding under the 2001 Plan. The 2001 Plan terminated on July 22, 2011. No further grants may be made under the 2001 Plan.

2007 Share Incentive Plan. In August 2008, we registered the 2007 Share Incentive Plan (the “2007 Plan”). Shareholders approved the 2007 Plan in December 2007, covering key employees, officers, outside directors or third- party consultants to the Company or any of its affiliates. The 2007 Plan authorizes the grant and issuance of two different types of awards: options (“Stock Options”), which can qualify as “incentive stock options” under the Internal Revenue Code (the “Code”), or as “non-qualified stock options”, and restricted stock (“Restricted Stock”), which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria. Options may be awarded by the Compensation Committee, although the Board of Directors may exercise any authority of the Committee under the 2007 Plan in lieu of the Committee’s exercise thereof. Under the 2007 Plan, an aggregate of 750,000 shares of our common stock are reserved for issuance or transfer upon the granting of Restricted Stock or upon the exercise of options which are granted. The purchase price of the common stock under each option granted under the 2007 Plan is established by the Board of Directors provided that the exercise price per share shall not be less than the closing price of the Company’s common stock on the date the option is granted As of December 31, 2018, no shares were available for grant. The 2007 Plan terminated in December 2017. No further grants may be made under the 2007 Plan.

2016 Equity Incentive Plan. In April 2017, we registered the CVD Equipment Corporation 2016 Equity Incentive Plan (the “2016 Plan”). Shareholders approved the 2016 Plan in December 2016, covering key employees, officers, outside directors or third-party consultants to the Company or any of its affiliates. The 2016 Plan authorizes the grant and issuance of two different types of awards: options (“Stock Options”), which can qualify as “incentive stock options” under the Internal Revenue Code (the “Code”), or as “non-qualified stock options”, and restricted stock (“Restricted Stock”), which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria. Options may be awarded by the Compensation Committee, although the Board of Directors may exercise any authority of the Committee under the 2016 Plan in lieu of the Committee’s exercise thereof. Under the 2016 Plan, an aggregate of 750,000 shares of our common stock are reserved for issuance or transfer upon the granting of Restricted Stock or upon the exercise of options which are granted. The purchase price of the common stock under each option granted under the 2016 Plan is established by the Board of Directors provided that the exercise price per share shall not be less than the closing price of the Company’s common stock on the date the option is granted. As of December 31, 2018, 89,590 shares have been granted and 660,410 remain available for grant.

CHANGE IN CONTROL OR OTHER ARRANGEMENTS

There are no arrangements for compensation of directors or Named Executive Officers and there are no employment contracts between the Company and its directors or any change in control arrangements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than ten percent of a registered class of the equity securities of the Company (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. In addition, Reporting Persons are required to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company’s review of (a) the copies of such reports and amendments thereto furnished to the Company by the Reporting Persons and (b) written representations from the Reporting Persons that no other reports were required, during the Company’s fiscal year ended December 31, 2018, all of the filings for such Reporting Persons were made on a timely basis except for the following: (i) one report each filed by Mr. Conrad J. Gunther Jr., Lawrence Waldman and Raymond Nielsen, who inadvertently failed to file a form 4 by one day, and Robert M. Brill, who inadvertently failed to file a Form 3 by one day.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is that employees, non-employees, and third parties must obtain authorization from the appropriate department executive manager, for any business relationship or proposed business transaction in which they or an immediate family member has a direct or indirect interest, or from which they or an immediate family member may derive a personal benefit (a “related party transaction”). The maximum dollar amount of related party transactions that may be approved as described above in this paragraph in any calendar year is $120,000. Any related party transactions that would bring the total value of such transactions to greater than $120,000 must be referred to the Audit Committee to determine the procedure for approval, and then have the recommendations presented to the Board of Directors for approval.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee determined, consistent with good governance practices, to review the selection of the Company’s independent auditor for the fiscal year ending December 31, 2019. The Company conducted a competitive request for proposal process with several independent registered public accounting firms. Following the conclusion of this process, the Audit Committee recommended and authorized the dismissal of MSPC, Certified Public Accountants and Advisors, A Professional Corporation (“MSPC”) as the Company’s independent registered public accounting firm, effective on September 20, 2019, and authorized the engagement of MARCUM, LLP, Certified Public Accountants (“MARCUM”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, and MARCUM will perform the review of the Company’s interim quarterly period ending September 30, 2019.

MSPC’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017 were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2018 and 2017 and during the subsequent interim period preceding the date of MSPC’s dismissal, there were (i) no disagreements with MSPC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MSPC, would have caused MSPC to make reference to the subject matter of the disagreements in connection with its reports and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Act). MSPC’s audit report on the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain any adverse opinion on the Company’s internal control over financial reporting.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided MSPC with a copy of this disclosure and requested MSPC to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made above by the Company (the “Letter”). A copy of the letter will be filed with the Company’s Current Report on Form 8-K.

Prior to engaging MARCUM, the Company did not consult with MARCUM regarding (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Act and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act).

The Audit Committee has appointed MARCUM as the Company’s independent public accountants for the fiscal year ending December 31, 2019 and 2020. The submission of the appointment of MARCUM is not required by law or by the Company’s Bylaws and is non-binding. However, the Board of Directors is nevertheless submitting this proposal to the shareholders as a matter of good corporate practice. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Audit Committee. Even if MARCUM is ratified by the shareholders, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that doing so is in the best interests of the Company and its shareholders. If MARCUM shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Audit Committee will appoint other independent public accountants. Previously, MSPC has served as the Company’s independent public accountants since 2005. The Board of Directors expects that a representative of MARCUM will be present at the Annual Meeting to respond to appropriate questions from shareholders, and the Board of Directors will provide this representative with an opportunity to make a statement if he or she desires to do so.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 2 TO RATIFY THE APPOINTMENT OF MARCUM AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2019 and 2020.

Audit and Non-Audit Fees

The following table sets forth the fees billed to us by our principal accounting firm (“PAF”) during the years ended December 31, 2018 and 2017 for: (i) the annual audit of the Company, unaudited quarterly reviews of financial statements including the Company’s reports on Form 10-Q and services by our PAF normally provided by them in connection with statutory and regulatory filings, for fiscal years 2018 and 2017, (ii) services by our PAF that are not reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees, (iii) all other fees for services rendered.

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Audit Fees	$161,511	$138,000
Audit-Related Fees (1)	5,000	10,000
Total Fees	$166,511	$148,000

(1)	Accounting and reporting advisory services related to regulatory filings and acquisition activities.

Pre-Approval Policy

The Company pre-approved all of the above described audit and non-audit services provided by our PAF and has pre-approved similar services to be rendered during fiscal year 2019. The Audit Committee believes the rendering of these services is not incompatible with our PAF maintaining their independence.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee is composed of "independent" directors, as determined in accordance with Rule 10A-3 of the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The information contained in the “Audit Committee Report” is not to be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (“SEC”), nor is such information to be incorporated by reference into any future filings under the Securities Act of 1033, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filings.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of CVD Equipment Corporation (“CVD”), the audits of CVD’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as CVD’s independent auditor, and the reporting process, including the system of internal controls. Management is responsible for preparation, presentation and integrity of our financial statements as well as our financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. Our PAF, CVD’s independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The following is the Audit Committee's report submitted to the Board of Directors for 2018.

The Audit Committee recognizes the importance of maintaining the independence of CVD's Independent Auditor, both in fact and appearance. Each year, the Audit Committee evaluates the qualifications, performance and independence of CVD's Independent Auditor and determines whether to re-engage the current Independent Auditor. Based on this evaluation, the Audit Committee has retained MARCUM as the Company's Independent Auditor for 2019. Although the Audit Committee has the sole authority to appoint the Independent Auditors, the Audit Committee will continue to recommend that the Board ask the shareholders, at the Annual Meeting, to ratify the appointment of the Independent Auditors.

In 2018, in fulfilling its responsibilities, the Audit committee, among other things:

●	Reviewed and discussed the audited financial statements contained in the 2018 Annual Report on SEC Form 10-K with CVD’s management and with our PAF;
●

Discussed with our PAF the matters required to be discussed by Auditing Standards 1301, Communications with Audit Committees, as amended and adopted by the Public Company Accounting Oversight Board; and

●

Received written disclosures and the letter from our PAF required by Public Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence,” and discussed with our PAF its independence from CVD and its management.

In reliance on the reviews and discussion noted above, the Audit Committee recommended to the board of Directors (and the Board of Directors has approved) that the audited financial statements be included in CVD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

The Audit Committee

Lawrence J. Waldman

Conrad J. Gunther

Raymond A. Nielsen

Dr. Robert M. Brill

September 10, 2019

The foregoing Audit Committee Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

PROPOSAL 3: APPROVAL OF NON-BINDING ADVISORY RESOLUTION SUPPORTING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Securities Exchange Act of 1934, as amended, the Company is asking its stockholders to vote, on an advisory basis, to approve the compensation of its named executive officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the compensation of the Company’s Named Executive Officers. For purposes of this Proxy Statement, the following Company executives are referred to collectively as the “named executive officers”: Leonard A. Rosenbaum, Thomas McNeill, Martin J. Teitelbaum, and Steven Aragon.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, reward and retain key employees, including our Named Executive Officers, who are critical to the Company’s long-term success. Shareholders are urged to read the “Executive Compensation” section of this Proxy Statement for greater detail about the Company’s executive compensation programs, including information about the fiscal year 2018 compensation of the Named Executive Officers.

The Company is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by voting in favor of the following resolution:

RESOLVED, that the stockholders approve the compensation of the Named Executive Officers of CVD Equipment Corporation, as disclosed in the “Executive Compensation” discussion, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2019 Annual Meeting of shareholders.

Even though this say-on-pay vote is advisory and therefore will not be binding on the Company, the Compensation Committee and the Board of Directors value the opinions of the Company’s shareholders. Accordingly, to the extent there is a significant vote against the compensation of the Named Executive Officers, the Board of Directors will consider shareholder concerns and the Compensation Committee will evaluate what actions, if any, may be necessary or appropriate to address those concerns. You may vote “for,” “against,” or “abstain” from the proposal to approve on an advisory basis the compensation of our Named Executive Officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL 3 SUPPORTING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Under Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next Annual Meeting of Shareholders. Shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company’s 2020 Annual Meeting of Shareholders must be received in writing at the Company’s offices at 355 South Technology Drive, Central Islip, New York 11722, no later than May 30, 2020 for inclusion in the Company’s proxy statement and proxy card relating to such meeting. Such proposals must comply with applicable SEC rules and regulations.

In addition, our By-Laws contain an advance notice provision with respect to matters to be brought before an Annual Meeting of Shareholders and not included in our proxy statement. If you would like to bring any other business before the shareholders at the fiscal 2020 Annual Meeting, you must comply with the procedures contained in the By-Laws and you must notify us in writing, and such notice must be delivered to or received by our Secretary no sooner than April 30, 2020 and no later than May 30, 2020. However, if the fiscal 2020 Annual Meeting is called for a date that is not within 30 days before or after October 29, 2020, notice must be received by our Secretary no later than the close of business on the 10th day following the day on which notice of the fiscal 2020 Annual Meeting was mailed to shareholders or public disclosure of the date of the fiscal 2020 Annual Meeting was made, whichever first occurs.

OTHER MATTERS

The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons appointed as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

WE ARE PROVIDING HEREWITH, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2018, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY MATERIALS WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2018, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, CVD EQUIPMENT CORPORATION, 355 SOUTH TECHNOLOGY DRIVE, CENTRAL ISLIP, NEW YORK 11722. THE COMPANY'S TELEPHONE NUMBER AT SUCH OFFICE IS (631) 981-7081.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Directors

CVD EQUIPMENT CORPORATION

Annual Meeting of Shareholders

October 29, 2019

The undersigned Shareholder of CVD Equipment Corporation (the “Company”) hereby revokes all previous proxies and constitutes and appoints Leonard A. Rosenbaum and Thomas McNeill, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all of the shares of common stock of the Company which the undersigned held of record and is entitled to vote at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s headquarters located at 355 South Technology Drive, Central Islip, New York 11722 at 10:00 A.M., Eastern Standard Time, on October 29, 2019 or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of Annual Meeting of Shareholders and accompanying proxy statement (the “Proxy Statement”), with all the powers the undersigned would possess if present personally at said meeting, or at any postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SHAREHOLDER MEETING TO BE HELD OCTOBER 29, 2019:

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND REPORT ON FORM 10-K FOR THE PERIOD ENDING DECEMBER 31, 2018 IS AVAILABLE AT www.cvdequipment.com (CLICK ON THE PROXY STATEMENT LINK) or www.cvdproxy.com

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1-3.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Please Be Sure to Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

[X] Please mark your votes as in this example using dark ink only.

1.	The election of the following nominees to the Company’s Board of Directors to serve until the 2020 Annual Meeting of Shareholders:

(1) Leonard A. Rosenbaum	FOR all Nominees	WITHHOLD AUTHORITY
(2) Martin J. Teitelbaum	listed to the left	to vote for all nominees listed
(3) Conrad J. Gunther		to the left
(4) Lawrence J. Waldman	[ ]	[ ]
(5) Raymond A. Nielsen

  INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through that nominee’s name in the list above.

2.	The ratification of Marcum, LLP certified public accountants as the Company’s independent registered public accounting firm for the years ending December 31, 2019 and 2020.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	The approval of the advisory resolution supporting the compensation of our Named Executive Officers.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Signature(s) ____________________	Signature _____________________

Dated: _________________

NOTE:

Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executors, administrators, attorneys, trustees, or guardians should state full title or capacity. Joint owners should each sign. If signer is a partnership, please sign in partnership name by authorized person.